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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 9, 2007, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-1 No. 333-145309) and related Prospectus of Reliant Pharmaceuticals, Inc. dated September 14, 2007.

/s/ ERNST & YOUNG LLP

MetroPark, New Jersey
September 13, 2007

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm